SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 15, 2015

EVENT CARDIO GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52518	20-8051714
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7694 Colony Palm Drive, Boynton Beach, Florida 33436

Address of principal executive offices Zip Code

Registrant’s telephone number, including area code: (212) 321-0091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As reported in our Form 8-K filed on December 4, 2015, we received a notice from Medpac Asia Pacific Pty Ltd. (“Medpac”) alleging that we were in default of certain representations and covenants contained in the Subscription Agreement dated April 27, 2015, whereby Medpac purchased our $500,000 Convertible Note (the “Note”). The notice requested payment of the monies due on December 30, 2015.

On December 15, 2015, Medpac revoked its notice of default and withdrew its demand for payment of the Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVENT CARDIO GROUP INC.

Dated:	December 16, 2015	By:	/s/ John Bentivoglio
John Bentivoglio
Chief Executive Officer